January 7, 2016
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
- Dreyfus Institutional Preferred Money Market Fund
- Reserve Shares
Supplement to Summary and Statutory Prospectuses dated July 31, 2015 and Current Statement of Additional Information
The following changes will take effect on January 15, 2016
The fund's Reserve Shares will be redesignated as Hamilton Shares.
The redesignation of the fund's Reserve Shares will have no effect on fund shareholders or their fund accounts, other than to reflect the new share class designation.
The following will replace the first sentence in the section in the fund's prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares":
In general, the fund's minimum initial investment is $500 million and there is no minimum subsequent investment.
The following will replace any contrary information in the section in the fund's prospectus entitled "Shareholder Guide—Buying and Selling Shares":
The minimum initial investment is $500 million, unless the investor has, in the opinion of Dreyfus Investments Division, adequate intent and availability of assets to reach a future aggregate level of investment of $500 million in the fund.
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The following changes will take effect on March 1, 2016
The following will replace the first sentence in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors—Fund Exchanges" and will supersede any contrary information in the fund's statement of additional information:
An investor may purchase, in exchange for shares of the fund, any class of shares of Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund or Dreyfus Institutional Preferred Treasury Money Market Fund.
The following information supplements the information contained in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors":
Conversion Feature
Shares of one class of the fund may be converted into shares of another class of the fund, provided the investor meets the eligibility requirements for investing in the new share class.  The fund reserves the right to refuse any conversion request.